Income tax	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Income tax
7. Income tax

All figures in £ millions	Notes	2023	2022	2021

Current tax

Charge in respect of current year		(105)	(127)	(103)

Adjustments in respect of prior years		20	18	(12)

Total current tax charge		(85)	(109)	(115)

Deferred tax

In respect of temporary differences		(11)	29	103

Other adjustments in respect of prior years		(17)	1	13

Total deferred tax (charge)/credit	13	(28)	30	116

Total tax (charge)/credit		(113)	(79)	1

The adjustments in respect of prior years in 2023 and 2021 primarily arise from revising the previous year’s reported tax provision to reflect the tax returns subsequently filed, whilst in 2022, the difference is primarily due to movements in provisions for tax uncertainties. This results in a change between deferred and current tax as well as an absolute benefit to the total tax charge. The tax on the Group’s profit before tax differs from the theoretical amount that would arise using the UK tax rate as follows:

All figures in £ millions	2023	2022	2021

Profit before tax	493	323	177

Tax calculated at UK rate (2023: 23.5%; 2022: 19%; 2021: 19%)	(116)	(62)	(34)

Effect of overseas tax rates	(1)	(12)	(24)

Effect of UK rate change	(1)	3	25

Intra-group financing benefit	–	–	7

Net expense not subject to tax	(3)	(9)	(9)

Gains and losses on sale of businesses not subject to tax	5	2	4

Unrecognised tax losses	1	3	9

Benefit from changes in local tax law	–	–	11

Benefit from US accounting method changes	–	–	11

Movement in provisions for tax uncertainties – current year	(2)	(23)	–

Adjustments in respect of prior years – movement in provisions for tax uncertainties	1	13	–
Adjustments in respect of prior years – other	3	6	1

Total tax (charge)/credit	(113)	(79)	1

UK	(54)	(41)	27

Overseas	(59)	(38)	(26)

Total tax (charge)/credit	(113)	(79)	1

Tax rate reflected in earnings	23.0%	24.5%	(0.6)%

Key judgements

—	The application of tax legislation in relation to provisions for uncertain tax positions.

Key areas of estimation

—	The level of provisions required in relation to uncertain tax positions is complex and each matter is separately assessed. The estimation of future settlement amounts is based on a number of factors including the status of the unresolved matter, clarity of legislation, range of possible outcomes and the statute of limitations.

Included in net expense not subject to tax are foreign taxes not creditable, the tax impact of share-based payments and other expenses not deductible.
Factors which may affect future tax charges include changes in tax legislation, transfer pricing regulations, the level and mix of profitability in different countries, and settlements with tax authorities.
UK legislation in relation to Pillar Two was substantively enacted on 20 June 2023 and was effective from 1 January 2024. The Group is in scope of this legislation and has performed an assessment of the Group’s potential exposure to Pillar Two income taxes. The assessment of the potential exposure to Pillar Two income taxes is based on the most recent financial information available for the constituent entities in the Group. Based on the assessment, the Pillar Two effective tax rates in most of the jurisdictions in which the Group operates are above 15%. However, there are a limited number of jurisdictions where the transitional safe harbour relief does not apply and the Pillar Two effective tax rate is close to 15%. The Group does not expect a material exposure to Pillar Two income taxes in those jurisdictions.
The movement in provisions for tax uncertainties primarily reflects releases due to the expiry of relevant statutes of limitation, settlement of certain audits and reassessment of existing exposures based on currently available information and tax authority correspondence. The current tax liability of £32m (2022: £43m; 2021: £125m) includes £27m (2022: £28m; 2021: £104m) of provisions for tax uncertainties principally in respect of several matters in the US and the UK.
The Group is currently under audit in several countries, and the timing of any resolution of these audits is uncertain. In most countries, tax years up to and including 2018 are now statute barred from examination by tax authorities, however, a balance of £1m relates to certain remaining open issues. Of the remaining £26m balance, £12m relates to 2019, £4m to 2020, £4m to 2021, £3m to 2022 and £3m to 2023. The tax authorities may take a different view from management and the final liability may be greater or lower than provided.
The matters provided for include a provision of £63m related to the potential EU State Aid exposure and the potential disallowance of intra-group charges. In relation to the potential EU State Aid exposure, a payment was made in 2022 in relation to the maximum potential exposure with the provision of £63m offset against this resulting in a £41m non-current
tax debtor.
Refer to note 34 for details of other uncertain tax positions.
The tax benefit/(charge) recognised in other comprehensive income is as follows:

All figures in £ millions	2023	2022	2021
Net exchange differences on translation of foreign operations	–	4	10

Fair value gains on other financial assets	–	1	(1)
Remeasurement of retirement benefit obligations	20	(12)	(61)

	20	(7)	(52)